SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

DAKOTA TERRITORY RESOURCE CORP

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1) Effective March 27, 2014, Director Gerry Berg resigned his position as a Director with the registrant. Mr. Berg did not hold a position on any committee of the board of directors at the time of his resignation. Mr. Berg’s decision to resign his position was not caused by a disagreement with the registrant on any matter relating to the registrant’s operations, policies or practices.

(2) Included with this filing on Form 8-K as an exhibit is the resignation letter from Mr. Berg, and his attestation that the registrant provided to him, prior to this filing with the Commission, a copy of this Form 8-K and the disclosures made therein, and that he agrees with the statements made by the registrant in response to Item 5.02.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EX – 17.1

Resignation Letter of Gerry Berg, dated and effective March 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP.

(Registrant)

Date March 28, 2014

By /s/ Richard Bachman

Richard Bachman, PRESIDENT

2